UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2009
DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 651-455-1621
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosures
Partial Repayment of Debt
As previously disclosed on a Current Report on Form 8-K filed with the Commission on November 27, 2009 (“November 27, 2009 8-K”), Digital Angel Corporation (the “Company”) completed the sale of certain assets of its U.K.-based McMurdo business unit on November 20, 2009 pursuant to the terms of the Asset Sale and Purchase Agreement dated November 2, 2009, between the Company, its subsidiaries Signature Industries Limited (“Signature”) and McMurdo Limited, and Orolia SA (“McMurdo Sale”).
In connection with the amount of proceeds the Company anticipated it would receive from the McMurdo Sale, the Company and certain of its subsidiaries entered into a Letter Agreement dated November 5, 2009 (“Letter Agreement”) with Laurus Master Fund, Ltd. (“Laurus”) and affiliated lenders to prepay all amounts owed pursuant to the terms of the Secured Term Note dated as of August 31, 2007 in the original principal amount of $7,000,000 from the Company originally in the favor of Kallina Corporation, the Secured Term Note dated as of August 24, 2006 in the original principal amount of $13,500,000 from the Company originally in the favor of Laurus, and the Senior Secured Term Note dated as of October 2, 2008 in the original principal amount of $2,000,000 from the Company in the favor of Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp and Valens US SPV I, LLC, in all cases as amended or modified from time to time (collectively, the “Existing Debt Obligations”).
Subsequent to the McMurdo Sale, as previously disclosed, Signature agreed with Orolia SA to use the closing proceeds to pay McMurdo trade payables that remained with Signature, and as a consequence the Company did not receive sufficient funds at closing to prepay the Existing Debt Obligations in full pursuant to the terms of the Letter Agreement. On December 14, 2009, the Company and certain of its subsidiaries entered into the Amendment to Letter Agreement with the lenders to amend, among other things, the repayment schedule, including a partial prepayment, of the Existing Debt Obligations (“Amendment”). The Amendment is more fully discussed in the Company’s Current Report on Form 8-K filed with the Commission on December 15, 2009.
In the November 27, 2009 8-K, the Company presented unaudited condensed consolidated pro forma financial statements reflecting the effect of the McMurdo Sale on the Company’s historical results as if the sale had occurred on September 30, 2009 for the pro forma balance sheet and as of the beginning of the respective periods presented in each of the statements of operations. Attached as Exhibit 99.1 is the unaudited condensed consolidated pro forma financial statements adjusted to also reflect the impact of the partial payment of Existing Debt Obligations under the terms of the Amendment with the lenders as discussed above.
The information under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Exhibit 99.1 shall be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: December 18, 2009	By:	/s/ Lorraine M. Breece
		Name:	Lorraine M. Breece
		Title:	Senior Vice President and Chief Financial Officer